                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 28, 1997
                                                        ----------------


                   CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   0-19869                        13-3517074
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)            File Number)               Identification No.)



110 East 59th Street, New York, New York                            10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, including area code         (212) 355-3466
                                                   --------------------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
------   ------------

     On January 15, 1997, the Company announced the pricing terms of the private placement of Senior Subordinated Notes due 2007 (the "Notes") by its wholly-owned operating subsidiary, CCPR Services, Inc. ("Services"). The coupon on the Notes will be 10% and Services expects to raise gross proceeds of approximately $200 million.

     The Company and Services expect to complete the sale of the Notes and the corporate restructuring announced earlier by the Company on or about January 31,1997.

     As previously announced by the Company, the name of the new holding company that will be formed in the corporate restructuring will be "CoreComm Incorporated". On the completion date each share of the Company's common stock will automatically become a share of CoreComm common stock on a one for one basis. The CoreComm common stock will have the same rights and powers as the Company common stock. It is anticipated that on February 3, 1997 CoreComm will commence trading on the Nasdaq National Market under the ticker symbol "COMM".

     The restructured companies intend to pursue business opportunities both inside and outside of Puerto Rico and the U.S. Virgin Islands.

     When sold, the Notes will not have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

     Accordingly, the Notes will be offered and sold within the United States under Rule 144A only to "qualified institutional buyers" and to a limited number of institutional "accredited investors" that make certain representations and agreements and outside the United States in accordance with Regulation S under the Securities Act.

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------   ---------------------------------

     Exhibits

     99  Press Release issued January 28, 1997.

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
                         (Registrant)



                         By: /s/ Richard J. Lubasch
                         --------------------------------------------
                         Name: Richard J. Lubasch
                         Title: Senior Vice President-General Counsel
                                 & Secretary



Dated: January 28, 1997

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
                         (Registrant)



                         By:
                         ---------------------------------------------
                         Name: Richard J. Lubasch
                         Title: Senior Vice President-General Counsel
                         & Secretary



Dated: January 28, 1997

                                 EXHIBIT INDEX
                                 -------------



Exhibit                                                        Page
-------                                                        ----


99    Press Release issued on January 28, 1997.